Exhibit 99.1
INVESTOR PRESENTATION THIRD QUARTER 2011 Aspen Insurance Holdings Limited

AHL: NYSE SAFE HARBOR DISCLOSURE 2 This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial MeasuresIn presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature.All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the dates on which they are made.In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts. This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial MeasuresIn presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.coApplication of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature.All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events; any intervening legislative or governmental action and changing judicial interpretation and judgments on insurers' liability to various risks; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and acts of war and related legislation; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed lower growth economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio or our derivative contracts; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market conditions or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts.

CONTENTS

- Who We Are & What We Do
- The Aspen Approach
- Managing the Financial Levers
- Investment Proposition
- Appendix
  - Business Performance & Market Outlook: Q3 2011
  - Investment Portfolio and Eurozone
  - 2011 Catastrophe losses and Aspen's Modelled Worldwide Natural Catastrophe Exposures – Major Peril Zones
  - 2011 Guidance

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WHO WE ARE ASPEN GROUP ASPEN GROUP ASPEN GROUP AHL: NYSE 4 Bermuda domiciled Specialty Insurer and ReinsurerFounded 2002; IPO 2003; current market cap $1.9bn*$2.1bn GWP in 2010; $2.1 bn +- 5% GWP in 2011 ** * As at October 31, 2011 ** Expected Full Year*** LTM September 30, 2011

AHL: NYSE WHO WE ARE FINANCIAL HIGHLIGHTS: Q3 2011 AHL: NYSE 5 ($ in millions, except per share data) * Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co

AHL: NYSE WHO WE ARE FINANCIAL HIGHLIGHTS: YTD 2011 6 ($ in millions, except per share data) * Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co

WHAT WE DO
OUR STRATEGY HAS 6 KEY ELEMENTS

- Diversified underwriting platform (product, peril and geography)
- Measured expansion where Aspen has a competitive advantage consistent with market conditions = continuous investment in our franchise
- Execution framework underpinned by strong risk management infrastructure and culture
- Focus on spreading risk and lowering volatility
- Prudent stewardship of capital
- People - hiring and development of talent

Creating Franchise Value

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AHL: NYSE 8 WHAT WE DO RETURN OBJECTIVE Spread over the risk free rate rather than an absolute value of ROE Time weighted averaging over 10 years rather than the more usual 'over the cycle' Reported ROE with an average of 8.5% over the risk free rate since inception*Aim not to fall below 8%Believe that if we perform at higher target level of 10.5%, then more likely to achieve our valuation objectiveVolatility constraint to limit the chance of an ROE which is 5 percentage points worse than plan to a probability less than 25% Motivated by Shareholder Return and Valuation Aspirations, but Subject to Constraints to Limit Downside Risk Aim to generate 10 year average ROEs which exceed the 3 year risk free rate by an average of at least 8% with a target of 10.5% * 2003 - 2010 excluding part year 2002 KEY FEATURES

AHL: NYSE 9 WHAT WE DO INSURANCE VS. REINSURANCE* PROPERTY VS. CASUALTY* GWP BY "CORE" PLATFORM LTM** September 2011 2003 GLOBAL FOOTPRINT 176 employees 4 offices, 3 countries 760+ employees 20 offices, 8 countries * By GWP ** Last Twelve Months

WHAT WE DO
REINSURANCE: OVERVIEW AND STRATEGY

ASPEN APPROACH:

- 12 underwriting units in 4 divisions
- Established market leader
- Presence in major market hubs enables close proximity to customers
- Deep expertise and understanding of client needs and risks
- Focus on smaller, specialized companies and risks to maintain portfolio diversity
- Focus on clients where reinsurance and reinsurance relationships are a vital part of their business needs



24%
26%
27%
23%
PROPERTY CATASTROPHE REINSURANCE
OTHER PROPERTY REINSURANCE
CASUALTY REINSURANCE
SPECIALITY REINSURANCE

PROPERTY CATASTROPHE REINSURANCE	OTHER PROPERTY REINSURANCE	CASUALTY REINSURANCE	SPECIALTY REINSURANCE
• Treaty Catastrophe	• Treaty Risk Excess	• U.S. Casualty Treaty	• Credit & Surety Reinsurance
	• Treaty Pro Rata	• International Casualty Treaty	• Agriculture
	• Global Property Facultative	• Global Casualty Facultative	• Specialty Reinsurance
	• Risk Solutions		• Structured

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The Aspen Approach Reinsurance: 2011 and Beyond Continue diversification strategy by product and geographyFurther development with dedicated teams in:Continental Europe (Zurich), Asia (Singapore), Latin America (Miami) and Middle East (London)Implementation of cross-selling strategy across Property, Casualty and Specialty Lines Hard market strategyProvide our underwriters with data and facts to support the argument for improved pricesDevelopment of specific actions, by product and territory, to achieve more adequate rates AHL: NYSE 11 REINSURANCE Selective Growth in Exposures We Know and Understand, Subject to Market Conditions Business Key Elements

WHAT WE DO
INSURANCE: OVERVIEW AND STRATEGY

ASPEN APPROACH:

- 16 underwriting units in 4 divisions
- Specialist 'E&S' type approach to underwriting within Insurance operations
- Bias towards complex risks
- Diverse portfolio of disparate insurance risks
- Divisional focus compliments in-house underwriting expertise



13%
18%
46%
23%
MARINE ENERGY & TRANSPORTATION
FINANCIAL & PROFESSIONAL LINES
PROPERTY INSURANCE
CASUALTY INSURANCE

MARINE, ENERGY AND TRANSPORTATION

- MEC Liability
- Energy Property
- Marine Hull
- Specie
- Aviation
- Inland Marine & Ocean Cargo

FINANCIAL AND PROFESSIONAL LINES

- Financial Institutions
- Professional Liability (including D&O, Management and Technology Liability)
- Financial & Political Risks (including K&R and Piracy)
- U.S. Commercial Surety

PROPERTY INSURANCE

- U.K. Commercial Property & Construction
- U.S. Property (E&S)

CASUALTY INSURANCE

- U.K. Commercial Liability
- Global Excess Casualty
- U.S. Casualty (E&S)
- Environmental Liability

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THE ASPEN APPROACH
INSURANCE: 2011 AND BEYOND

Business	Key Elements
U.S. INSURANCE	• Strong leadership • Currently hold required admitted market capability in 47 states and the District of Columbia; expect 49 states and DC by year end 2011 • Established teams - Professional Lines, D&O, Inland Marine/Ocean Cargo, General Casualty, Surety, Lead Excess Casualty, Environmental Liability • Strong demand for US Property

INTERNATIONAL INSURANCE	• Round out 'London Market' portfolio
	  • Addition of selected lines
	  • Further development of UK regional platform
	  • Establishment of foothold in Swiss insurance market
	• Strong demand for Marine, Energy, Political Risk and K&R

Selective Growth in Exposures We Know and Understand, Subject to Market Conditions

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THE ASPEN APPROACH INVESTING IN OUR FRANCHISE AHL: NYSE 14 '08 '09 '10 '05 PRODUCTS PLATFORMS '11 Specialty RI (Aviation & Marine) U.S. based reinsurance lines Aviation Insurance International Property Facultative Reinsurance Non-U.S. Professional Liability Insurance Financial & Political Risk Insurance Specie Insurance Non-U.S. Agriculture Reinsurance U.S. Commercial Surety U.S. Casualty Re Property (incl. Fac)Casualty (incl. Fac) Marine Insurance Excess Casualty Financial Institutions Insurance International Casualty Facultative Reinsurance U.S. Professional Liability Insurance U.S. Programs U.S. E&S lines Energy Insurance Transportation relate Liability Insurance Management Technology and Liability Insurance Credit & Surety Reinsurance U.S. Directors & Officers Insurance U.S. Environmental Liability U.S. Lead Excess Casualty Insurance U.S. Inland Marine & Ocean Cargo K&R & Piracy 2003 2004 2005 2006 2007 2008 2009 2010 2011 Bermuda Paris Zurich Reinsurance Lloyd's Miami London Dublin Singapore Cologne UK Regional Zurich Insurance U.S. Admitted

MANAGING THE FINANCIAL LEVERS
PRUDENT INVESTMENT MANAGEMENT

- Consistent investment approach to deliver stable investment income focused on:
  - Credit quality & liquidity
  - Interest rate tactics / hedging
  - Yield curve management
  - Sector diversification

ASPEN BOOK YIELD SINCE 2003



5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
Aspen FI Book Yield
3YR Treas Mkt Yield

Proactive Management of Investment Portfolio Through all Market Cycles; $330 million in Unrealized Investment Gains at Q3 2011 for the Available - For - Sale Investment Portfolio

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MANAGING THE FINANCIAL LEVERS DELIVERING STRONG INVESTMENT RETURNS AHL: NYSE 16 3 Year Total Return** vs. Peers*** AGGREGATE INVESTMENT PORTFOLIO CREDIT RATINGS 5 Year Total Return** vs. Peers*** * NR investments consists primarily of global equity portfolio** 3 & 5 year cumulative performance as at June 30, 2011*** Peers include ACE, ACGL, ALTE, AWH, AXS, ENH, MRH, PRE, PTP, RE, RNR, TRH, VR, XL - VR data not available for 5 years $7.5 billion as at Q3 2011 Outperformance vs. Peers; Aspen Ranked #5 for 5 Year Total Return

AHL: NYSE MANAGING THE FINANCIAL LEVERS PRO-ACTIVE MANAGEMENT OF CAPITAL PRO-ACTIVE MANAGEMENT OF CAPITAL PRO-ACTIVE MANAGEMENT OF CAPITAL SHAREHOLDER EQUITY DEVELOPMENT 2003 - Q3 2011 $m 17

AHL: NYSE INVESTMENT PROPOSITION GROWTH IN BOOK VALUE PER SHARE AND NET INCOME ROE 18 * Note: See Aspen's quarterly financial supplement for a reconciliation of average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co

INVESTMENT PROPOSITION
THE EMBEDDED VALUE IN OUR FRANCHISE

UNDERWRITING EXCELLENCE

'Right' business model
- Niche focused
- Expert based
- Appropriately diversified (Insurance/Reinsurance, Property/Casualty, Geography)

OPERATIONAL EFFECTIVENESS

'Right' tools
- Significant investment in integrated risk management, actuarial and other quantitative techniques to enhance our business

TALENT MANAGEMENT

'Right' people
- Motivation
- Experience
- Appetite to succeed
- Alignment with shareholders (i.e., the right compensation structures)

AGILITY

'Right' size and speed of response
- Sufficient scale to withstand 'shock' losses and compete effectively in all phases of the cycle
- Ability to respond rapidly to changes in market conditions

Positioned for Future Success

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Appendix

BUSINESS PERFORMANCE AND MARKET OUTLOOK: Q3 2011 Information reflecting Aspen's portfolios as at September 30, 2011 21 AHL: NYSE

BUSINESS PERFORMANCE AND MARKET OUTLOOK: KEY AHL: NYSE 22 22

AHL: NYSE FIXED INCOME PORTFOLIO BY ASSET TYPE 23 Overall portfolio asset allocations have not changed significantly during the period.

AHL: NYSE EUROZONE INVESTMENT EXPOSURES BY CREDIT RATING 24 Eurozone Exposures Consist of Sovereigns and High Quality Corporates with 96% Having a Rating of "A" or Above, With De Minimis Exposure to Italian and Spanish Corporate Bonds Note - Aspen takes the lower of the Moody's and S&P ratings ($ in millions)

2011 ESTIMATED INDUSTRY INSURED CATASTROPHE LOSSES 25 $40BN $20BN US Weather Events $15BN $2BN Second New Zealand Earthquake Third New Zealand Earthquake $6BN $1BN Australian Weather Events Danish Storms $95BN Japan $5BN Hurricane Irene $5BN* Thai Floods $1BN Asian Weather Events * Based on October 2011 initial loss estimates AHL: NYSE

AHL: NYSE 26 CATASTROPHE LOSS SUMMARY ($ in millions) * Q1 losses include Australian floods, New Zealand earthquakes, and Japanese earthquake and tsunami. Q2 losses include U.S. weather related events Q3 losses include Hurricane Irene and other natural catastrophes comprising (U.S., Canadian, Scandinavian and Asian weather related events).

AHL: NYSE ASPEN'S MODELLED WORLDWIDE NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES 27 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity Source: Aspen analysis using RMS v11.0 occurrence exceedance probability as at September 1, 2011 and Shareholders' Equity of $3,150.5 million at September 30, 2011.U.S. Wind is a blend of RMS v11 and AIR v12.5 weighted 50% for each model. European Wind remains based on RMS v10 given v11 for this peril has been released recently and is currently being tested.

AHL: NYSE 2011 GUIDANCE 28

RESERVES AND RESERVING PHILOSOPHY: CONSISTENT LEVELS OF RESERVE ADEQUACY 29 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reservesSource: Aspen Company Data AHL: NYSE Absolute Level of Reserve Margin Has Remained Consistent

RESERVES AND RESERVING PHILOSOPHY: RESERVE POSITION 30 Overall Reserve Position at 89th Percentile vs. 88% at Year End 2010 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves.Source: Aspen Company Data AHL: NYSE